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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 7, 2000

                INTERIM SERVICES INC. n/k/a/ SPHERION CORPORATION
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             (Exact name of registrant as specified in its charter)


              Delaware                     0-23198              36-3536544
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  (State or other jurisdiction          (Commission          (I.R.S. Employer
of incorporation or organization)         File No.)         Identification No.)


                             2050 Spectrum Boulevard
                         Fort Lauderdale, Florida 33309
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          (Address, including zip code, of principal executive office)


                                 (954) 938-7600
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               Registrant's telephone number, including area code


                                 NOT APPLICABLE
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          (Former name or Former address, if changed since last report)



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ITEM 5.  OTHER EVENTS

         On July 7, 2000, Interim Services Inc., a Delaware corporation, changed its name to Spherion Corporation. The name change was accomplished by the merger of Spherion Corporation, an existing wholly-owned subsidiary of Interim Services Inc., into Interim Services Inc., with Interim Services Inc., the surviving company in the merger, changing its name to Spherion Corporation. Beginning July 7, 2000, Spherion Corporation is trading under the new ticker symbol "SFN" on the New York Stock Exchange.

         On July 7, 2000, the Restated Certificate of Incorporation of Spherion Corporation and the Restated Certificate of Designation, Preferences and Rights of Participating Preferred Stock of Spherion Corporation were filed with the Secretary of State of the State of Delaware to reflect the name change.

         Copies of (i) the Certificate of Ownership and Merger, merging Spherion Corporation into Interim Services Inc., (ii) the Restated Certificate of Incorporation of Spherion Corporation, (iii) the Restated Certificate of Designation, Preferences and Rights of Participating Preferred Stock of Spherion Corporation, and (iv) the Press Release issued on July 7, 2000 announcing the name change, are attached hereto as Exhibits 2.1, 3.1, 4.3, and 99.1, respectively, and are incorporated herein by reference.


ITEM 7.  EXHIBITS.

         (c)      EXHIBITS.

                  2.1 Certificate of Ownership and Merger, merging Spherion Corporation with and into Interim Services Inc., as filed with the Secretary of State of the State of Delaware.

                  3.1 Restated Certificate of Incorporation of Spherion Corporation, as filed with the Secretary of State of the State of Delaware.

                  4.3 Restated Certificate of Designation, Preferences and Rights of Participating Preferred Stock of Spherion Corporation, as filed with the Secretary of State of the State of Delaware.

                  99.1     Press Release dated July 7, 2000.




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                                  EXHIBIT INDEX


Exhibit             Description
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2.1      Certificate of Ownership and Merger, merging Spherion Corporation with and into Interim Services Inc., as filed with the Secretary of State of the State of Delaware.

3.1 Restated Certificate of Incorporation of Spherion Corporation, as filed with the Secretary of State of the State of Delaware.

4.3 Restated Certificate of Designation, Preferences and Rights of Participating Preferred Stock of Spherion Corporation, as filed with the Secretary of State of the State of Delaware.

99.1     Press Release dated July 7, 2000.








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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      INTERIM SERVICES INC.


Date: July 7, 2000                    By: /s/ Roy G. Krause
                                          -------------------------------------
                                          Roy G. Krause
                                          Executive Vice President and Chief
                                          Financial Officer






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